Exhibit 4.1

Exhibit 4.1
Request ID: 014538608 Province of Ontario Date Report Produced: 2012/08/21
Demande n°: Province de l’Ontario Document produit le:
Transaction ID: 048505649 Ministry of Government Services Time Report Produced: 09:45:44
Transaction n°: Ministére des Services gouvernementaux Imprimé á:
Category ID: CT
Catégorie:
Certificate of Incorporation
Certificat de constitution
This is to certify that Ceci certifie que
2339498 ONTARIO INC.
Ontario Corporation No. Numéro matricule de la personne morale en
Ontario
002339498
is a corporation incorporated, est une société constitutée aux termes under the laws of the Province of Ontario. des lois de la province de l’Ontario.
These articles of incorporation Les présents statuts constitutifs are effective on entrent en vigueur le
AUGUST 21 AOÛT, 2012
Director/Directrice
Business Corporations Act/Loi sur les sociétés par actions

Page: 1

Request ID / *Demande n°*	Ontario Corporation Number *Numéro de la compagnie en Ontario*
14538608	2339498

FORM 1 / *FORMULE NUMÉRO 1*

BUSINESS CORPORATIONS ACT / *LOI SUR LES SOCIÉTÉS PAR ACTIONS*

ARTICLES OF INCORPORATION
STATUTS CONSTITUTIFS

1. The name of the corporation is: *Dénomination sociale de la compagnie:*

   2339498 ONTARIO INC.

2. The address of the registered office is: *Adresse du siège social:*

   120 ADELAIDE STREET WEST Suite 1204

   (Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
   (Rue et numéro, ou numéro de la R.R. et, s'il s'agit édifice à bureau, numéro du bureau)

   TORONTO ONTARIO
   CANADA M5H 1T1

   (Name of Municipality or Post Office) *(Nom de la municipalité ou du bureau de poste)* (Postal Code/*Code postal*)

3. Number (or minimum and maximum number) of directors is: *Nombre (ou nombres minimal et maximal) d'administrateurs:*

   Minimum 1 Maximum 10

4. The first director(s) is/are: *Premier(s) administrateur(s):*

   First name, initials and surname / *Prénom, initiales et nom de famille*

   Resident Canadian State Yes or No / *Résident Canadien Oui/Non*

   Address for service, giving Street & No. or R.R. No., Municipality and Postal Code / *Domicile élu, y compris la rue et le numéro, le numéro de la R.R., ou le nom de la municipalité et le code postal*

* ALAN YES
FRIEDMAN
7 COULSON AVENUE

TORONTO ONTARIO
CANADA M4V 1Y3

Page: 2

Request ID / *Demande n°*	Ontario Corporation Number *Numéro de la compagnie en Ontario*
14538608	2339498

4. The first director(s) is/are: *Premier(s) administrateur(s):*

First name, initials and surname
Prénom, initiales et nom de famille

Address for service, giving Street & No. or R.R. No., Municipality and Postal Code
Domicile élu, y compris la rue et le numéro, le numéro de la R.R., ou le nom de la municipalité et le code postal

Resident Canadian State Yes or No
Résident Canadien Oui/Non

* ALAN — YES

ROOTENBERG

230 BALLIOL STREET

TORONTO ONTARIO

CANADA M4S 1C5

* MATTHEW — YES

LERNER

534 CASTLEFIELD AVENUE

TORONTO ONTARIO

CANADA M5N 1L6

Page: 3
Ontario Corporation Number
Request ID / Demande n° Numéro de la compagnie en Ontario
14538608 2339498
5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s’il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la compagnie.
None
6. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories at nombre maximal, s’il y a lieu, d’actions que la compagnie est autorisée á émattre:
An unlimited number of one class of shares to be designated as Common Shares.

Page:4
Ontario Corporation Number
Request ID / Demande n° Numéro de la compagnie en Ontario
14538608 2339498
7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series: Droits, priviléges, restrictions et conditions, s’il y a lieu, rattachés à chaque catégorie d’ actions et pouvoirs des administrateurs relatifs à chaque catégorie d’actions que peut étre émise en série:
These Articles of Incorporation do not attach any additional rights, privileges, restrictions or conditions to the common shares or to directors’ authority with respect to any class of shares which may be issued in series.

Page: 5
Ontario Corporation Number
Request ID / Demande n° Numéro de la Compagnie en Ontario
14538608 2339498
8. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:
L’émission, le transfert ou la propriété d’actions est/n’est pas restreinte. Les restrictions, s’il y a lieu, sont les suivantes:
No shares may be transferred without either:
(a) the approval of the directors of the Corporation expressed by a resolution passed by the board of directors of the Corporation at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors; or
(b) the approval of the holders of a majority of the voting shares of the
Corporation for the time being outstanding expressed by a resolution passed at a meeting of shareholders or by an instrument or instruments in writing signed by the holders of a majority of such shares.

Page: 6
Ontario Corporation Number
Request ID / Demande n° Numero de la compagnie en Ontario
14538608 2339498
9. Other provisions, (if any, are):
Autres dispositions, s’il y a lieu;
The number of shareholders of the Corporation exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation were, while in that employment, shareholders of the Corporation, is limited to not more than fifty (50), provided that:
(a) two or more persons who are the joint registered holders of one or more securities of the Corporation are counted as one beneficial owner of those securities; and
(b) a corporation, partnership, trust or other entity is counted as one beneficial owner of securities of the Corporation unless the entity has been created or is being used primarily for the purpose of acquiring or holding securities of the Corporation, in which event each beneficial owner of an equity interest in the entity or each beneficiary of the entity, as the case may be, is counted as a separate beneficial owner of those securities of the Corporation.

Page: 7
Ontario Corporation Number
Request ID / Demande n° Numero de la compagnie en Ontario
14538608 2339498
10. The names and addresses of the incorporators are Nom et adresse des fondateurs
First name, initials and last name Prenom, initials et nom de or corporate name famille ou denomination sociale
Full address for service or address of registered office or of principal place of business giving street £ No. or R.R. No., municipality and postal code
Domicile elu, adresse du siege social au adresse de 1’ etablissement principal, y compris la rue et le numero, le numero de la R.R., le nom de la municipalité et le code postal
* ALAN FRIEDMAN
7 COULSON AVENUE
TORONTO ONTARIO CANADA M4V 1Y3
* ALAN ROOTENBERG 230 BALLIOL STREET
TORONTO ONTARIO CANADA M4S 1C5
* MATTHEW LERNER
534 CASTLEFIELD AVENUE
TORONTO ONTARIO CANADA M5N 1L6

For Ministry Use Only Ontario Corporation Number
A I’usage exclusif du ministere Numero de la societe en Ontario
Ministry of Ministry des
Government Services Services gouvernementaux
002339498
Ontario+
CERTIFICATE CERTIFICAT
This is to certify that these articles Ceci certitlo que les presents statuts are effective on entrent en vigueur le
OCTOBER 1 8 OCTOBRE, 2012
Director) Directrice
Business Corporations Act / Loi sur les societes par actions
ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3 1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Business Denomination sociale actuelle de la societe (ecrire en LETTRES MAJUSCULES SEULEMENT):
Corporations
Act
233 9498 ONTARIO INC.
Formule 3
Loi sur les
Sociétés par
actions
2. The name of the corporation Is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle denomination sociale de la societe (s’il y a lieu) (ecrire en LETTRES MAJUSCULES SEULEMENT):
SEAR C H T E C H V E NT U R E S IN C.
3. Date of incorporation/amalgamation:
Date de ia constitution ou de la fusion :
2012/08/21
(Year, Month, Day)
(annae, mois, jour)
4. Complete only If there Is a change In the number of directors or the minimum / maximum number of directors.
II faut rempilr cette partle seulement sl le nombre d’administrateurs ou sl le nombre minimal ou maximal d’administrateurs a change.
Number of directors is/are: minimum and maximum number of directors is/are:
Nombre d’administrateurs . nombres minimum et maximum d’administrateurs :
Number minimum and maximum
Nombre minimum et maximum
or
ou
5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :
by changing the name of the Corporation to SEARCHTECH VENTURES INC.
07119 (2011/05) © Queen’s Printer for Ontario, 2011 / © Imprimeur de la Reine pour I’Ontario, 2011

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2012/10/16

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

2339498 ONTARIO INC.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature)

Director

(Description of Office)
(Fonction)

07119 (2011/05)

Page 2 of/de 2

For Ministry Use Only Ontario Corporation Number
A I’usage exclusif du ministere Numero da la societe en Ontario
Ministry of Ministere des 002339498
Government Services Services gouvernementaux
Ontario
CERTIFICATE CERTIFICAT This is to certify that thee* Ceoi certife que less presents articles are effective on statuts entrent on vigueutres
JUNE 2 5 JUIN, 2014
Director / Directrice.
Business Corporations Act / Lol sur les societes par actions
ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3 1. The name of the corporation is: (Set out In BLOCK CAPITAL LETTERS)
Business Denomination sociale actuelle de la societe (ecrire on LETTRES MAJUSCULES SEULEMENT):
Corporations
Act
S E ARCHTECH VE NTURES I NC.
Formule 3
Lol sur les
sociétés per
actions
2. The name of the corporation is changed to (if applicable): (Set out In BLOCK CAPITAL LETTERS)
Nouvelle denomination sociale de la societe (s’ll y a lieu) (ecrire en LETTRES MAJUSCULES SEULEMENT):
3. Date of Incorporatlon/amalgamation:
Date de la constitution ou de la fusion :
2012/08/21
(Year, Month, Day)
(annee, mols, jour)
4. Complete only if there is a change in the number of directors or the minimum / maximum number of directors.
II faut rempllr cette partie seulement sl le nombre d’administrateurs ou si le nombre minimal ou maximal d’administrateurs a change.
Number of directors is/are: minimum and maximum number of directors is/are:
Nombre d’administrateurs: nombres minimum at maximum d’administrateurs :
Number minimum and maximum
Nombre minimum at maximum
or
ou
5. The articles of the corporation are amended as follows:
Les statuts de la societe sont modifies de la facon sulvante :
by deleting articles 8 and 9 of the Certificate and Articles of Incorporation dated October 21,2013 in their entirety and replacing both with the word “None”.
07119 (2011/05) ©Queen’s Printer for Ontario, 2011 /© Imprimeur de la Relne pour I’Ontarto. 2011

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2014/05/30
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

SEARCHTECH VENTURES INC.
(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature)

Alan Rootenberg, Chief Executive Officer
(Description of Office)
(Fonction)

07119 (2011/05)

Page 2 of/de 2

For Ministry Use Only
A I’usage exclusif du ministère
Ontario Corporation Number
Numéro de la societe en Ontario 002339498
Ministry of Government Services
Ministère des Services gouvemementaux
Ontario
CERTIFICATE
This is to certify that these articles are effective on
CERTIFICAT
Ceci certifie que les presents statuts entreni en vigueur le
DECEMBER 10 DECEMBRE, 2014
Director / Directeur
Business Corporations Act / Loi sur les sociètès per actions
ARTICLES OF AMENDMENT STATUTS DE MODIFICATION
Form 3 Business Corporations Act 1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dènomination sociale actuelle de la sociète (ècrire en LETTRES MAJUSCULES SEULEMENT):
SEARCHTECH VENTURES INC
Formule 3
Loi sur les socIètès par actions
2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dènomination sociale de la société (s’il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT):
PHARMACAN CAPITAL CORP
3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion
2012/08/21
(Year, Month, Day)
(année, mols, jour)
4 Complete only if there is a change in the number of directors or the minimum / maximum number of directors.
II faut remplir cette partie seulement si le nombre d’administrateurs ou si le nombre minimal ou maximal d’administrateurs a changé.
Number of directors is/are: minimum and maximum number of directors is/are:
Nombre d’administrateurs : nombres minimum et maximum d’administrateurs :
Number minimum and maximum
Nombre minimum et maximum
or
ou
5 The articles of the corporation are amended as follows:
Les statuts de la société sont modifiès de la façon suivante :
(i) by changing the name of the corporation to PharmaCan Capital Corp.; and
(ii) by consolidating the common shares of the corporation on the basis of one post-consolidation common share for every seven pre-consolidation shares. There will be no rounding up of shares on the consolidation.
07119 (2011/05) © Queen’s Printer for Ontario, 2011 / © Imprimeur de la Reine pour l’Ontario, 2011

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act.*
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions.*

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2014/10/03
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

SEARCHTECH VENTURES INC.
(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature)

Alan Rootenberg, Chief Executive Officer
(Description of Office)
(Fonction)

07119 (2011/05)
Page 2 of/de 2

For Ministry Use Only Ontario Corporation Number
A I’usage exdusif du ministére Numéro de la société en Ontario
Ministry of ministére des
Government Services Services gouernementaux
002339498
CERTIFICATE CERTIFICAT
This is to certify that these articles Ceci certifie que les presents statuts are effective on entrant en vigueur le
OCTOBER 1 8 OCTOBRE, 2012
Director / directrice
Business Corporations Act / Lot sur sociétés par actions
ARTICLES OF AMENDMENT STATUTS DE MODIFICATION
Form 3 1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Business Denomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT):
Corporations
Act
2339498 ONTARIO INC
Formule 3 Loi sur les
sociétés par
actions
2. The name of the corporation is changed to (if applicable ): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle denomination sociale de la société (s’il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT):
S E A R CHTECH VENTURES INC
3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :
2012/08/21
(Year Month. Day)
(année. mois, jour)
4. Complete only if there is a change in the number of directors or the minimum I maximum number of directors.
II faut remplir cette partie seulement si le nombre d’administrateurs ou si le nombre minimal ou maximal d’administrateurs a change.
Number of directors is/are: minimum and maximum number of directors is/are:
Nombre d’administrateurs : nombres minimum et maximum d’administrateurs :
Number minimum and maximum
Nombre minimum et maximum
or
ou
5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la facon suivante :
by changing the name of the Corporation to SEARCHTECH VENTURES INC.
07119 (2011/05) © Queen’s Printer for Ontario, 2011 / © Imprimeur de la Reine pour I’Ontario 2011

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2012/10/16
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

2339498 ONTARIO INC.
(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature)

Director
(Description of Office)
(Fonction)

07119 (2011/05)

Page 2 of/de 2

For Ministry Use Only Ontario Corporation Number
A I’usage exclusif du minislere Numero de la societe en Ontario
_ Ministry of Ministere des
government services services governementaux 002339498
Ontario
CERTIFICATE CERTIFICAT
This is to certify that these Ceci certifie que les prèsents articles are effective on statuts entrent en vigueus les
JUNE 2 5 JUIN. 2014
director 7 Directeur
Business Corporations Act / Lot sur les societes par action
ARTICLES OF AMENDMENT STATUTS DE MODIFICATION
Form 3 1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Business Denomination sociale actuelle de la societe (ecrire en LETTRES MAJUSCULES SEULEMENT):
Corporations
Act I
S E ARCHTE CH VENTURES I N C .
Formule 3
Loi sur fes
societes par
actions
2. The name of the corporation is changed to (if applicable ): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle denomination sociale de la societe (s‘il y a lieu) (ecrire en LETTRES MAJUSCULES SEULEMENT):
H ‘
3. Date of incorporalion/amalgamation:
Date de la constitution ou de la fusion :
2012/08/21
(Year, Month, Day) (annee mois, jour)
4. Complete only if there is a change in the number of directors or the minimum / maximum number of directors.
II faut remplir cette partie seulement si le nombre d’administrateurs ou si le nombre minimal ou maximal d’administrateurs a change.
Number of directors is/are: minimum and maximum number of directors is/are:
Nombre d’administrateurs : nombres minimum et maximum d’administrateurs :
Number minimum and maximum
Nombre minimum el maximum
I or
I ou ! J i
5. The articles of the corporation are amended as follows:
Les statuts de la societe sont modifies de la facon suivante :
by deleting articles 8 and 9 of the Certificate and Articles of Incorporation dated October 21, 2013 in their entirety and replacing both with the word “None”.
07119 (2011/05) © Queen’s Printer for Ontario, 2011 / © Imprimeur de la Reine pour i’Ontario, 2011 Page 1 of/de 2

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business Corporations Act.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Lot sur les sociétés par actions.
7. The resolution authorizing the amendment was approved by the shareholders/dlrectors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le
2014/05/30
(Year, Month, Day)
(année, mois, jour)
These articles are signed in duplicate.
Les presents statuts sont signes en double exemplaire.
SEARCHTECH VENTURES INC.
(Print name of corporation from Article 1 on page 1)
(Veulllez écrlr nom de la societe de I’article un é la page una).
By/
Par:
Alan Rootenberg, Chief Executive Officer
(Signature) (Description of Office)
(Signature) (Fonction)
07119 (2011/05) Page 2 of/de 2

For Ministry Use Only Ontario Corporation Number
A I’usage exclusif du mlnlstére Numéro de la société en Ontario ministry of Ministers des 002339498
Government Services Services gouvernementaux
Ontario
CERTIFICATE CERTIFICAT
This Is to certify that these ceci certifie que les presents articles are effective on statuts entrent en vigueur la
DECEMBER 1 0 DECEMBER, 2014
» ? ®
Director/directeus
businese Corporations Act / Loi sur les societes par action*
I ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
F0rm3 1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Business Dénomination sociale actuelle de la societe (écrire en LETTRES MAJUSCULES SEULEMENT):
Corporations
Act iii
SEARCHTECH iVENTURES INC.
Formule3 ‘
Lolsurles | I i
soclélés par j             I |
actions
2. The name of the corporation is changed to (if applicable ): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s’il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT):
- — ———
PHAR’MACAN CAPITAL CORP. I I
3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :
2012/08/21
(Year, Month. Day)
(année, mols, Jour)
4. Complete only If there Is a change In the number of directors or the minimum / maximum number of directors.
II faut remplir cette partie seuiement si le nombre d’administrateurs ou si le nombre minimal ou maximal d’adminlstrateurs a change.
Number of directors Is/are: minimum and maximum number of directors is/are:
Nombre d’administrateurs : nombres minimum et maximum d’adminlstrateurs :
Number minimum and maximum
Nombre minimum et maximum
| j or 1
_ J OU I
5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la facon suivante :
(i) by changing the name of the corporation to PharmaCan Capital Corp.; and
(ii) by consolidating the common shares of the corporation on the basis of one post-consolidation common share for every seven pre-consolidation shares. There will be no rounding up of shares on the consolidation.
07119 (2011/05) © Quean’s Printer for Ontario, 2011 / © Imprimeur de la Relne pour /Ontario, 2011

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2014/10/03
(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

SEARCHTECH VENTURES INC.
(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par

(Signature)
(Signature)

Alan Rootenberg, Chief Executive Officer
(Description of Office)
(Fonction)

07119 (2011/05)

Page 2 of/de 2

For Ministry Use Only Ontario Corporation Number
A I’usage exclusif du ministéré Numéro de la société en Ontario
Ministry of Ministéré
Government Services Services govermementaux 002339498
Ontario
CERTIFICATE CERTIFICAT
This is to certify that these Ceci certifie que les présents status entrent en vigueur le
JUNE 2 5 JUIN. 2014
Director/ directeur
Business Corporations Act / Lol sur les soctétés par actions
ARTICLES OF AMENDMENT STATUTS DE MODIFICATION
Form 3 1. The name of the corporation is: (Set out In BLOCK CAPITAL LETTERS)
Business Dénomination socials actuelle de la société (écrire en LETTERS MAJUSCULES SEULEMENT):
Corporations
Act
SEARCHTECH VENTURES I N C .
Formula 3 ‘
Lot sur les
société par
actions
2. The name of the corporation is changed to (if applicable): (Set out In BLOCK CAPITAL LETTERS
Nouvelle dénomination social de la société (s’ll y a lieu) (écrire en LETTERS MAJUSCULES SEULEMENT):
3. Date of Incorporatlon/amalgamation:
Date de la constitution ou de la fusion:
2012/08/21
(Year, Month, Day)
(année, mols, Jour)
4. Complete only If there Is a change in the number of directors or the minimum / maximum number of directors.
II faut rampllr cette partle seulement sl le nombre d’administrateurs ou si le nombre minimal ou maximal d’administrateurs a changé.
Number of directors is/are: minimum and maximum number of directors Is/are:
Nombre d’administrateurs: nombres minimum et maximum d’administrateurs :
Number minimum and maximum
Nombre minimum et maximum
or
ou
5. The articles of the corporation are amended as follows:
Les statute de la société sont modifies de la facon sulvante :
by deleting articles 8 and 9 of the Certificate and Articles of Incorporation dated October 21,2013 in their entirety and replacing both with the word “None”.
07119 (2011/05) © Queen’s Printer for Ontario. 2011 /© Imprimeur de la Relne pour I’Ontario, 2011

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act*.
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions*.

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2014/05/30

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

SEARCHTECH VENTURES INC.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature)

Alan Rootenberg, Chief Executive Officer

(Description of Office)
(Fonction)

07119 (2011/05)

Page 2 of/de 2

For Ministry Use Only
À l'usage exclusif du ministère

Ministry of Government Services — Ministère des Services gouvernementaux
Ontario

CERTIFICATE — CERTIFICAT

This is to certify that these articles are effective on — Ceci certifie que les présents statuts entrent en vigueur le

OCTOBER 1 8 OCTOBRE, 2012

Director / Directrice
Business Corporations Act / Loi sur les sociétés par actions

Ontario Corporation Number
Numéro de la société en Ontario

002339498

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

2339498 ONTARIO INC.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

SEARCHTECH VENTURES INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2012/08/21

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: Nombre d'administrateurs :		minimum and maximum number of directors is/are: nombres minimum et maximum d'administrateurs :
Number / Nombre		minimum and maximum / minimum et maximum
	or / ou	

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

by changing the name of the Corporation to SEARCHTECH VENTURES INC.

07119 (2011/05)
© Queen's Printer for Ontario, 2011 / © Imprimeur de la Reine pour l'Ontario, 2011
Page 1 of/de 2

Page 1 of/de 2
6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the Business
Corporations Act.
La modification a été doment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les société par actions.
7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le
2012/10/16
(Year, Month, Day)
(année, mois, jour)
These articles are signed in duplicate.
Les presents statuts sont signés en double exemplaire.
2339498 ONTARIO INC.
(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom da la société de l’article un á la page une).
By/
Par:
Director
(Signature) (Description of Office)
(Signature) (Fonction)

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

002339498

Ministry of Government Services — Ministère des Services gouvernementaux
Ontario

CERTIFICATE — CERTIFICAT
This is to certify that these articles are effective on — Ceci certifie que les présents statuts entrent en vigueur le

FEBRUARY 2 4 FÉVRIER, 2017

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Form 3
Business Corporations Act

Formule 3
Loi sur les sociétés par actions

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale actuelle de la société (écrire en LETTRES MAJUSCULES SEULEMENT) :

PHARMACAN CAPITAL CORP.

2. The name of the corporation is changed to (if applicable): (Set out in BLOCK CAPITAL LETTERS)
Nouvelle dénomination sociale de la société (s'il y a lieu) (écrire en LETTRES MAJUSCULES SEULEMENT) :

CRONOS GROUP INC.

3. Date of incorporation/amalgamation:
Date de la constitution ou de la fusion :

2012/08/21

(Year, Month, Day)
(année, mois, jour)

4. **Complete only if there is a change in the number of directors or the minimum / maximum number of directors.**
Il faut remplir cette partie seulement si le nombre d'administrateurs ou si le nombre minimal ou maximal d'administrateurs a changé.

Number of directors is/are: — minimum and maximum number of directors is/are:
Nombre d'administrateurs : — nombres minimum et maximum d'administrateurs :

Number / Nombre — or / ou — minimum and maximum / minimum et maximum

5. The articles of the corporation are amended as follows:
Les statuts de la société sont modifiés de la façon suivante :

To change the name of the corporation to Cronos Group Inc.

07119 (2011/05)
© Queen's Printer for Ontario, 2011 / © Imprimeur de la Reine pour l'Ontario, 2011
Page 1 of/de 2

6. The amendment has been duly authorized as required by sections 168 and 170 (as applicable) of the *Business Corporations Act.*
La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la *Loi sur les sociétés par actions.*

7. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on
Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

2017/02/24

(Year, Month, Day)
(année, mois, jour)

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

PHARMACAN CAPITAL CORP.

(Print name of corporation from Article 1 on page 1)
(Veuillez écrir le nom de la société de l'article un à la page une).

By/
Par :

(Signature)
(Signature)

PRESIDENT

(Description of Office)
(Fonction)

07119 (2011/05)

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